                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: APRIL 11, 2003
                 Date of Earliest Event Reported: MARCH 26, 2003

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

      0-20421                                            84-1288730
(Commission File Number)                 (I.R.S. Employer Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400

ITEM 5.   OTHER EVENTS.

          On March 26, 2003, Liberty Media Corporation (the "Company") entered into a Tenth Supplemental Indenture, dated March 26, 2003 (the "Supplement") to the Indenture, dated as of July 7, 1999, as supplemented by the First Supplemental Indenture, dated as of July 7, 1999, the Second Supplemental Indenture, dated as of November 16, 1999, the Third Supplemental Indenture, dated as of February 2, 2000, the Fourth Supplemental Indenture, dated as of February 10, 2000, the Fifth Supplemental Indenture, dated as of January 11, 2001, the Sixth Supplemental Indenture, dated as of March 8, 2001, the Eighth Supplemental Indenture, dated as of December 3, 2001, and the Ninth Supplemental Indenture, dated as of June 13, 2002 (as so supplemented, the "Indenture"). The Supplement authorized the issuance of $1,750,000,000 aggregate original principal amount of the Company's .75% Exchangeable Senior Debentures due 2023 (the "Debentures"). The Debentures are exchangeable for shares of AOL Time Warner, Inc. common stock, par value $.01 per share ("AOL Stock"), the value of which can be paid, at the Company's option, with AOL Stock, Liberty Media Corporation Series A common stock, par value $.01 per share, cash or any combination thereof. A copy of the Supplement is filed as Exhibit 99.1 to this Current Report and the foregoing description of the Supplement is qualified in its entirety by the complete text thereof.

          On March 26, 2003, the Company sold $1,500,000,000 aggregate original principal amount of Debentures to two "Qualified Institutional Buyers" (as defined under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) (the "Initial Purchasers"); and, on April 4, 2003, pursuant to an overallotment option granted to the Initial Purchasers, the Company sold an additional $250,000,000 aggregate original principal amount of Debentures to the Initial Purchasers. The Debentures have not been registered under the Securities Act or any state securities laws, and, until so registered, may not be offered or sold in the United States or any state, absent registration or an applicable exemption from registration requirements.

          The Company has agreed, pursuant to a Registration Rights Agreement, dated as of March 26, 2003, between the Company and the Initial Purchasers (the "Registration Rights Agreement"), to cause resales of the Debentures to be registered under the Securities Act pursuant to a shelf registration statement. A copy of the Registration Rights Agreement is filed as Exhibit 99.2 to this Current Report and the foregoing description of the Registration Rights Agreement is qualified in its entirety by the complete text thereof.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          None.

(b)       PRO FORMA FINANCIAL INFORMATION.

          None.

(c)       EXHIBITS.

          99.1 Tenth Supplemental Indenture, dated as of March 26, 2003, between the Company and The Bank of New York.

          99.2 Registration Rights Agreement, dated as of March 26, 2003, between the Company and the Initial Purchasers.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2003

                                      LIBERTY MEDIA CORPORATION


                                      By:  /s/ Christopher W. Shean
                                           ----------------------------
                                           Name:  Christopher W. Shean
                                           Title: Senior Vice President
                                                    and Controller

                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------
99.1          Tenth Supplemental Indenture, dated as of March 26, 2003, between the Company and The Bank of New York.

99.2 Registration Rights Agreement, dated as of March 26, 2003, between the Company and the Initial Purchasers.